Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of October 17, 2006, by and between QUEPASA CORPORATION, a Nevada corporation (the “Company”), and MEXICANS & AMERICANS TRADING TOGETHER, INC., a Delaware corporation (the “Holder”).

RECITAL:

The Company and Holder are parties to that certain Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), which provides, among other things, that Holder shall be issued 1,000,000 shares (the “Common Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”), and two series of warrants (the “Warrants”) to purchase an aggregate of 2,000,000 shares of Common Stock. Capitalized terms used but not defined in this Agreement have the meanings assigned to such terms in the Purchase Agreement. As an inducement to Holder to enter into the Purchase Agreement, the Company agrees with Holder as follows:

AGREEMENT:

NOW, THEREFORE, the parties hereby agree as follows:

1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

1.1 Affiliates. “Affiliate” shall mean any person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, any party specified in this Agreement.

1.2 Commission. “Commission” shall mean the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

1.3 Common Shares. “Common Shares” shall mean the shares of Common Stock acquired by Holder pursuant to the Purchase Agreement.

1.4 Effectiveness Deadline Date. “Effectiveness Deadline Date” means the 90th calendar day following the Trigger Date; provided, that, if the Commission reviews and has comments to a filed Shelf Registration Statement that would require the filing of a pre-effective amendment thereto with the Commission, then the Effectiveness Deadline Date shall be the 120th calendar day following the Trigger Date.

1.5 Exchange Act. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

1.6 Person. “Person” shall mean any individual, partnership, limited liability company, corporation, trust or other entity.

1.7 Register; Registered; Registration. “Register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

1.8 Registrable Securities. “Registrable Securities” shall mean (i) the Common Shares, (ii) the Warrant Shares, and (iii) all securities issued as a dividend on, or other distribution with respect to, or in exchange or in replacement of, the Common Shares or the Warrant Shares; provided, however, that any such securities shall cease to be Registrable Securities when they (a) have been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (b) have been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto), (c) are transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) and the Company shall have issued certificates with respect to such securities not bearing a restrictive legend and shall have removed any stop transfer order with respect to such securities, or (d) have otherwise been transferred and new securities not subject to transfer restrictions under the Securities Act have been delivered by or on behalf of the Company.

1.9 Registration Expenses. “Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 2, including all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and reasonable fees and expenses for counsel for Holder, state securities’ law fees and expenses, the expense of any special consents and advice or similar audit services of independent auditors incident to or required by any such registration.

1.10 Securities Act. “Securities Act” shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

1.11 Warrant Shares. “Warrant Shares” shall mean the shares of Common Stock issuable at any time to Holder pursuant to the exercise of any and all of the Warrants.

2. Registration Rights.

2.1 Shelf Registration.

(a) The Company shall prepare and file with the Commission as soon as practicable, but in no event later than 30 days after the date of closing of the purchase and sale of the Common Shares pursuant to the Purchase Agreement (the “Trigger Date”), a registration statement or a post-effective amendment to any existing registration statement (the “Initial Shelf Registration Statement,” which, together with any Subsequent Shelf Registration Statement (as defined below), including, in each case, the prospectus, amendments and supplements to such registration statements, and including post-effective amendments, all exhibits, and all materials incorporated by reference or deemed to be incorporated by reference in such registration statements, are herein collectively referred to as the “Shelf Registration Statement”) for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act (the “Shelf Registration”) registering the resale from time to time by Holder of all of the Registrable Securities. The Initial Shelf Registration Statement shall be on Form S-3, Form SB-2 or other appropriate form under the Securities Act permitting registration of such Registrable Securities for resale by Holder from time to time as set forth in the Initial Shelf Registration Statement. The Company shall use its best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act as promptly as is practicable, and in any event not later than the Effectiveness Deadline Date, and to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act to permit the prospectus included therein to be lawfully delivered by Holder, for a period that will terminate when all the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant thereto or when all such securities cease to be Registrable Securities (such period, the “Effectiveness Period”).

(b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder have been resold pursuant thereto or have otherwise ceased to be Registrable Securities), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend such Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a “Subsequent Shelf Registration Statement”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing and to keep such Subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

(c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act.

(d) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.2 Registration Procedures. In connection with the Shelf Registration contemplated by Section 2.1 hereof, the following provisions shall apply:

(a) The Company shall furnish to Holder, prior to the filing thereof with the Commission, a copy of any Shelf Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein, which documents will be subject to the review and comment of Holder and its counsel, and the Company shall make such changes to the Shelf Registration Statement, when so filed with the Commission, as are reasonably requested by Holder or counsel.

(b) The Company shall give written notice to Holder (which notice pursuant to clauses (ii) through (v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

(i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

(iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires the Company to file a post-effective amendment to the Shelf Registration Statement or a supplement to the prospectus or a current report on Form 8-K under the Exchange Act in order that the Shelf Registration Statement or the prospectus do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

(c) The Company shall make every reasonable effort to obtain the withdrawal, at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale.

(d) The Company shall furnish to Holder, without charge, as many conformed copies as Holder may reasonably request of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, if applicable, and, if Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

(e) The Company shall, during the Effectiveness Period, deliver to Holder, without charge, as many copies of the prospectus (including each preliminary prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as Holder may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by Holder in connection with the offering and sale of the Registrable Securities covered by the prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(f) Prior to any public offering of the Registrable Securities pursuant to any Shelf Registration Statement, the Company shall register or qualify or cooperate with Holder and its counsel in connection with the registration or qualification of the Registrable Securities for offer and sale under the securities or “blue sky” laws of such states of the United States as Holder reasonably requests in writing and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement; provided, however, that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (f), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction.

(g) The Company shall cooperate with Holder to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to any Shelf Registration Statement not bearing any restrictive legends and in such denominations and registered in such names as Holder may request a reasonable period of time prior to sales of the Registrable Securities pursuant to such Shelf Registration Statement.

(h) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 2.2(b) above during the Effectiveness Period, the Company shall promptly prepare and file a post-effective amendment to the Shelf Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holder or purchasers of Registrable Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies Holder in accordance with paragraphs (ii) through (v) of Section 2.2(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then Holder shall suspend use of such prospectus and, if so directed by the Company, destroy or deliver to the Company all copies then in Holder’s possession of the prospectus covering such Registrable Securities that was in effect at the time of such notice (such period during which the availability of the Shelf Registration Statement and any related prospectus is suspended being a “Deferral Period”). The Company will use its best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 2.2(h) to suspend the availability of the Shelf Registration Statement or any prospectus for one or more periods not to exceed 30 days in any 3 month period and not to exceed, in the aggregate, 90 days in any 12 month period, provided however that any Deferral Period will be for the minimum period reasonably required for the Company to prepare and file the necessary documents; and provided further that the Company agrees that it shall not suspend trading under the prospectus due to the occurrence of an event contemplated by Section 2.2(b)(v) unless the Company shall black-out trading for all of its officers and members of its board of directors for the same period of time.

(i) The Company shall prepare and file with the Commission such amendments and post-effective amendments to each Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective for the Effectiveness Period and shall cause the related prospectus to be supplemented by any required prospectus supplement to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act.

(j) The Company may require Holder to furnish to the Company, as a condition to registering the Registrable Securities, such information regarding Holder and the distribution of the Registrable Securities as is required under the Securities Act for inclusion therein, as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement.

(k) The Company shall use its best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Shelf Registration Statement contemplated hereby in accordance with the terms hereof.

(l) The Company shall as promptly as practicable (if reasonably requested by Holder) incorporate in a prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as Holder shall, on the basis of an opinion of counsel experienced in such matters, determine to be required to be included therein and make any required filings of such prospectus supplement or such post-effective amendment; provided that the Company shall not be required to take any actions under this Section 2.2(l) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law and acceptable to the Company in its reasonable discretion.

2.3 Expenses of Registration. The Company shall pay all Registration Expenses incurred in connection with the performance of the Company’s obligations under this Agreement.

3. Indemnification.

3.1 Indemnification by the Company. Except as limited by Section 3.3, the Company agrees to indemnify and hold harmless Holder and its Affiliates, and each person, if any, who controls Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against all claims, losses, damages and liabilities, joint or several (or actions in respect thereof, and including, but not limited to, any claims, losses, damages, liabilities or actions relating to purchases and sales of the Registrable Securities), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which any of them may become subject under the Securities Act, the Exchange Act or other federal or state law, arising out of or based on the following:

(a) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with the Shelf Registration; and

(c) any legal and any other expenses reasonably incurred in connection with (i) investigating or defending any such claim, loss, damage, liability or action, as incurred related to the foregoing; or (ii) successfully enforcing the rights granted by this Section 3.1.

3.2 Indemnification by Holder. Holder shall indemnify the Company and its Affiliates, including its directors, its officers who sign such Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against all claims, losses, damages and liabilities, joint or several (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act or other federal or state law, arising out of or based on:

(a) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission is made in the Shelf Registration Statement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder and stated to be specifically for use therein;

(b) Holder’s failure to comply with the prospectus delivery requirements of the Securities Act at any time when the Company does not meet the conditions for use of Rule 172 under the Securities Act, has advised Holder in writing that the Company does not meet such conditions and that therefore Holder is required to deliver a prospectus in connection with any sale or other disposition of Registrable Securities and has provided such Holder with a current prospectus for such use;

(c) the use by Holder of an outdated or defective prospectus after the Company has notified Holder that such prospectus is outdated or defective and the use of a corrected or updated prospectus would have avoided such claims, losses, damages, liabilities or expenses; and

(d) any legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred related to the foregoing.

3.3 Limitation on the Indemnification Obligation.

(a) No party required to provide indemnification under this Section 3 (the “Indemnifying Party”) shall be liable, nor shall it have any indemnification obligation hereunder, for any amounts paid in settlement by any party entitled to indemnification hereunder (the “Indemnified Party”) of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnifying Party (which consent shall not be unreasonably withheld).

(b) The Company shall not be liable under Section 3.1 hereof for any such claim, loss, damage, liability or expense to the extent it arises out of or is based on any of the matters described in Section 3.2(a)-(d) above.

(c) Holder shall not be liable under Section 3.2 hereof for any amount in excess of the proceeds received by Holder for the sale of the Registrable Securities covered by the Shelf Registration Statement.

3.4 Indemnification Procedure. Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided the Indemnifying Party acknowledges its obligations to indemnify the Indemnified Party with respect to the claim and provided further that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 3 except to the extent that the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or the Indemnified Party and the Indemnifying Party can reasonably argue separate and different defenses; however, in such event, the Indemnifying Party shall still bear the expense of the Indemnified Party’s defense. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If the Indemnifying Party does not assume the defense of any claim or proceeding resulting therefrom, the Indemnified Party may defend against such claim or proceeding as the Indemnified Party may deem appropriate and may settle such claim or proceeding in such manner as the Indemnified Party may deem appropriate with the Indemnifying Party’s consent which shall not be unreasonably withheld, all without prejudice to its right to indemnification hereunder.

3.5 Contribution, Allocation, etc. If the indemnification provided for in this Section 3 is held by a court of competent jurisdiction to be unavailable or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each Indemnifying Party shall in lieu of indemnifying such Indemnified Party contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and Holder, on the other, in connection with the statements, omissions or actions which resulted in such losses, claims, damages, liabilities or actions as well as any other relevant equitable considerations, including the failure to give any notice under Section 3.4. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the Company, on the one hand, or Holder, on the other, and to the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and Holder agree that it would not be just and equitable if contributions pursuant to this paragraph where determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, Holder shall not be required to contribute any amount in excess of the lesser of (i) the proceeds received by Holder for the sale of the Registrable Securities covered by the Shelf Registration Statement and (ii) the amount of any damages which it would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

4. Miscellaneous Provisions.

4.1 Transfer of Registration Rights. The registration rights granted under this Agreement may be assigned or otherwise conveyed by Holder, without the consent of the Company and without the need for an express assignment, to any Person in connection with the transfer of Registrable Securities to such Person; provided, however, that the Company is given written notice of such transfer stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such registration rights are being transferred or assigned.

4.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, without giving effect to conflict of laws or any other rules or principles which may require the application of the laws of any other jurisdiction.

4.3 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to Holder, upon any breach or default by the Company under this Agreement, shall impair any such right, power or remedy of Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereunder occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Holder or any breach or default under this Agreement, or any waiver on the part of Holder of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to Holder or the Company shall be cumulative and not alternative.

4.4 Rule 144. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time, the Company is not required to file such reports, it will, upon the request of Holder, make publicly available other information so long as necessary to permit sales of their securities to be made pursuant to Rule 144 under the Securities Act. The Company covenants that it will take such further action as Holder may reasonably request, all to the extent required from time to time, to enable Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. Upon the request of Holder, the Company shall deliver to Holder a written statement as to whether it has complied with such filing requirements.

4.5 Remedies. Each of the parties hereto acknowledges and agrees that any failure by a party to perform its obligations hereunder or otherwise breach this Agreement would cause irreparable injury for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, a party may obtain such relief as may be required to specifically enforce the other party’s obligations hereunder. The parties further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

4.6 No Inconsistent Agreements; Most Favored Nation. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to Holder in this Agreement or otherwise conflicts with the provisions hereof. The Company represents and warrants that the rights granted to Holder hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of securities of the Company under any agreement in effect on the date hereof. To the extent that the Company extends any registration rights to Richard L. Scott, F. Stephen Allen or any of their respective Affiliates, successors or assigns, then the Company, if and to the extent the Holder holds Registrable Securities, shall extend the same rights to Holder. The preceding sentence shall be solely for the purpose of expanding Holder’s rights under this Agreement and in no way shall such sentence limit Holder’s rights under this Agreement.

4.7 Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, correspondence, arrangements and understandings relating to the subject matter hereof.

4.8 Binding Effect. All of the terms, provisions and conditions hereof shall be binding upon and shall inure to the benefit of and be enforceable by the parties hereto, and their respective heirs, personal representatives, successors and assigns.

4.9 Headings; Construction. The headings contained herein are for the purposes of convenience only, and will not be deemed to constitute a part of this Agreement or to affect the meaning or interpretation of this Agreement in any way. Unless the context clearly states otherwise, the use of the singular or plural in this Agreement shall include the other and the use of any gender shall include all others. The parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. All references herein to Sections shall refer to this Agreement unless the context clearly otherwise requires.

4.10 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter’s confirmation of receipt of a facsimile transmission, if during business hours of a business day, otherwise on the next business day, (b) confirmed delivery by a standard overnight carrier or when delivered by hand or (c) the expiration of five (5) business days (or seven (7) business days where the addressee is not in the United States) after the day when mailed by certified or registered mail, postage prepaid, to the addresses set forth in the Purchase Agreement or to such other address as any party may, from time to time, designate in a written notice given in a like manner.

4.11 Severability of Provisions. If a court in any proceeding holds any provision of this Agreement or its application to any person or circumstance invalid, illegal or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid, illegal or unenforceable, shall not be affected, and shall be valid, legal and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the parties’ essential objectives as expressed in this Agreement. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties intend that the court add to this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be valid and enforceable, so as to effect the original intent of the parties to the greatest extent possible.

4.12 Third Party Beneficiaries. Except as set forth in Sections 3.1 and 3.2 hereof, this Agreement does not create, and will not be construed as creating, any rights enforceable by any person not a party to this Agreement.

4.13 Amendment. This Agreement may be amended, modified, superseded, or canceled only by a written instrument signed by all of the parties hereto and any of the terms, provisions and conditions hereof may be waived, only by a written instrument signed by the waiving party.

4.14 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and each such counterpart shall for al purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Facsimile signatures on this Agreement shall be deemed to be original signatures for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have entered into this Agreement as of the date first written above.

QUEPASA CORPORATION 7550 E. Redfield Road, Suite A Scottsdale, AZ 85260 Fax: Attn: Robert B. Stearns

By:	/s/ Robert B. Stearns
Name:	Robert B. Stearns
Title:	Chairman and Chief Executive Officer

MEXICANS & AMERICANS TRADING TOGETHER, INC.
7550 IH 10 West, Suite 630 San Antonio, TX 78229
Fax:
Attn: Andres Gonzalez Saravia

By:	/s/ Andres Gonzalez Saravia
Name:	Andres Gonzalez Saravia
Title:	President